Exhibit 99.1

Creating Shareholder Value 2011

2 Disclosure regarding forward-looking statements intend believe plan expect may goal would become pursue estimate will forecast continue could targeted encourage promise improve progress potential should Throughout this presentation, we make a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, forward-looking statements are statements about the future, as contrasted with historical information. Our forward-looking statements are based on assumptions and current expectations of future events that we believe are reasonable, but by their very nature they are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections. Words that could indicate we’re making forward-looking statements include the following: This isn’t an exhaustive list, but is simply intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking. Here’s the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors — many of which are beyond our control — could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: the outcome of any legal proceedings that may be instituted against Hillenbrand, Rotex Global LLC, or others following an acquisition; risks that the acquisition disrupts current operations or poses potential difficulties in employee retention or otherwise affects financial or operating results; the ability to recognize the benefits of the acquisition, including potential synergies and cost savings, or the failure of the acquired company to achieve its plans and objectives generally; global market and economic conditions, including those related to the credit markets; volatility of our investment portfolio; adverse foreign currency fluctuations; ongoing involvement in claims, lawsuits and governmental proceedings related to operations; labor disruptions; the dependence of our business units on relationships with several large national providers; increased costs or unavailability of raw materials; continued fluctuations in mortality rates and increased cremations; competition from nontraditional sources in the funeral products business; our ongoing antitrust litigation; cyclical demand for industrial capital goods; and certain tax-related matters. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in item 1A of Hillenbrand’s Annual Report on Form 10-K for the year ended September 30, 2011, filed with the Securities and Exchange Commission (SEC) November 28, 2011. Hillenbrand assumes no obligation to update or revise any forward-looking information as a result of new information or future events or developments.

3 Agenda Hillenbrand a global diversified manufacturing enterprise Process Equipment Group (PEG) an overview of our high-growth-potential business platform Batesville an overview of our time-tested and highly profitable market leader Select Financial Results

Cash Generation 4 Hillenbrand is an attractive investment opportunity Growth Opportunity Strong Dividend The Process Equipment Group provides significant global growth opportunities and diversification Growth is enhanced by leveraging our core competencies Further acquisitions will provide additional profitable growth and further diversification Both Batesville and the Process Equipment Group are market leaders and proven cash generators Strong balance sheet and stable cash flow support the Hillenbrand growth strategy Meaningful return of cash to shareholders, including an attractive dividend yield Annual dividend increases since HI inception (2008) History and Culture of Execution Proven, results oriented management teams with operational, public company, and acquisition expertise Strong core competencies in lean business Long track record of increasing revenues and carefully managing expenses

Hillenbrand Profile 5

6 Growth strategy focuses on creating shareholder value Leverage our strengths and core competencies to diversify and grow profitably Leverage our strong financial foundation and core capabilities to create a global diversified manufacturing enterprise. Goals for Creating Shareholder Value Grow organically and through acquisitions. Seek additional growth platforms that support our acquisition strategy. Maintain strong balance sheet and superior cash generation. Foundational Strengths Stable Cash Flow and Earnings • Culture of Execution • Experienced Management Team Strategy Management Focus on long-term objectives that generate the greatest competitive advantage. Lean Business Eliminate waste, improve quality and increase operational effectiveness at all levels of the business. Intentional Talent Development Recruit and retain top talent by providing key employees with development opportunities that stretch their abilities. Strategy Criteria for future acquisition candidates include: Attractive margins, strong cash generation and multiple pathways for growth Strong brand in its defined space Talented, proven management with close customer relationships Robust sales and marketing capabilities Strong cultural fit with Hillenbrand Ability to benefit from our core competencies and share its own competitive strengths

7 Hillenbrand has grown significantly since 2008, and now operates on two separate platforms 2008 2010 2011 Hillenbrand, Inc. Hillenbrand begins operation as a public company on the Batesville foundational platform – April 1, 2008 K-Tron Hillenbrand acquires K-Tron International, Inc. (now part of the Process Equipment Group) – April 1, 2010 Rotex Hillenbrand acquires Rotex – August 31, 2011

8 HI platforms manufacture an array of premium products with substantial brand value and recognition Process Equipment Group Leading global providers of bulk solids material handling equipment and systems for a wide variety of manufacturing and other industrial processes Serves customers through three operating companies: K-Tron – Material handling systems, feeders and pneumatic conveying equipment, parts and services Size Reduction Group – Size reduction equipment, conveying systems and screening equipment, parts and services Rotex – Dry material separation machines and replacement parts and accessories Batesville Founded in 1906 and dedicated for more than 100 years to helping families honor the lives of those they love® Provides the highest quality burial and cremation products to funeral directors and their client families North American leader in funeral products due to a history of manufacturing excellence, product innovation, superior customer service, and reliable delivery

9 Hillenbrand’s growth strategy has provided diversification in both location and products Hillenbrand Revenue Mix by Geography Hillenbrand Revenue Mix by Platform Domestic Asia-Pacific EMEA Other Americas 0% 20% 40% 60% 80% 100% FY 08 FY 09 FY 10 FY 11 FY 12 ESTIMATE Funeral services products Process Equipment 0% 20% 40% 60% 80% 100% FY 08 FY 09 FY 10 FY 11 FY 12 ESTIMATE Domestic International

Funeral Products Third Platform 2008 2011 2016 Vision 10 Our strategy is designed to continue growth both organically and through acquisitions Funeral Products Funeral Products $678.1 Net Revenue 9.2% CAGR $883.4 Net Revenue Double-digit growth targets Tuck-ins and adjacent PEG acquisitions Process Equipment Funeral Products Third Platform Funeral Products Process Equipment

Hillenbrand has compelling investment characteristics

Strong Cash Generation	• Free cash flow as a percent of Revenue averages 17% over the prior 3 year period; 19% in FY11 • Low cap-ex needs
Growth Upside AND Economic Downside Protection	• Demonstrated Process Equipment Group growth (25% organic growth in FY11; 18% excluding fx) • Process Equipment Group's demonstrated ability to dampen economic downturn impact • Batesville stability (FY10 to FY11 revenue variance of 0.4%)
Relentless Focus on Lean Business	• EBITDA % of Revenue averages 23% over the prior 3 year period; 22% in FY11 • Multiple IndustryWeek Top 10 Best Plant awards • Lean success in non-manufacturing areas
Differentiated Product Offerings	• Mission critical, premium brands yield premium returns • Gross margins exceeding 40% in both product platforms

©2011 HILLENBRAND 11

Process Equipment Group Overview 12

13 History of 10% organic revenue growth Significant opportunities to expand into global growth markets Robust backlog levels Developing lean business skills to reduce costs, improve customer satisfaction and shorten lead times History of long term customer relationships in key industries: plastics, minerals, food, etc. The Process Equipment Group Strong growth potential in both industries and geographies 80 70 60 50 40 30 20 10 0 - 20 40 60 80 100 120 Q3 FY 10 Q4 FY 10 Q1 FY 11 Q2 FY 11 Q3 FY 11 Q4 FY 11 Peg Backlog $ in millions Backlog K - Tron/SRG Backlog Rotex 33.5% Compounded Annual Growth Rate (Exluding Rotex) PEG Revenue (w/o Rotex) $ in millions 21.2% Compounded Annual Growth Rate Q3 FY 10 Q4 FY 10 Q1 FY 11 Q2 FY 11 Q3 FY 11 Q4 FY 11

14 Mega Trends Global population growth Rising demand for food/energy End markets growing at GDP+ Expanding global middle-class Strategic Changes Improve infrastructure to leverage opportunities between companies Pursue acquisitions that enhance organic growth Improve the re-order rate to drive sales of parts for existing equipment Geographic Expansion Capitalize on strong international demand by optimizing sales channels globally Enhanced Capabilities Promote and enhance systems solutions Utilize lean competencies to reduce costs, improve quality, and reduce lead times Key Growth Drivers The Process Equipment Group Expansion supported by multiple drivers and strategies

15 The Process Equipment Group Highly diversified by industry and geography Revenue Mix by Industry Revenue Mix by Geography

16 The Process Equipment Group Attractive financial profile 20% + adjusted EBITDA margin High level of growth and profitability ... plus, ability to manage through economic downturns: “Wear” parts yield stable revenue and attractive margins Backlog provides near-term predictability for revenue Independent sales rep networks are variable costs Outsourced non-core competencies Parts PEG Adj EBITDA/Margin PEG Revenue Mix Parts ~40% Machines ~60%

17 The Process Equipment Group Manufacturing world-class industrial processing equipment K-TRON Leaders in feeders and pneumatic conveying and systems solutions Crushers and biomass handling equipment Industrial screening and separating equipment Size Reduction Group

Batesville Overview 18

19 Batesville market conditions We continue to post steady results in an evolving industry Industry Dynamics Attractive Financials We expect the number of deaths to remain relatively flat for the next 5-7 years, then begin to escalate We anticipate the cremation rate to increase at an upward trend of approximately 120-140 basis points per year through about 2017, at which point the rate of increase should slow As a result, burial demand declines slowly in the near term, but should stabilize within 5-7 years as an increase in deaths offset the impact of cremation Historically high return on invested capital (approximately 60%) Gross margins exceeding 40%; operating margins exceeding 25% We accomplish this by: Leveraging our high-velocity distribution system Focusing on lean business practices to improve the cost structure Operating Profit and Margins Estimated Deaths (Millions)

Caskets 20 Funeral Products ($2.6 Billion Industry) Caskets (Total Revenue $1.3 Billion) Batesville (Total 2011 Revenue: $637.5 Million) Other (100+) Batesville Importers Aurora Matthews Other, including Options, Batesville Interactive, Vaults & Northstar Batesville Leading the largest segment of the funeral products industry Caskets Market Leader Grave Markers Not in Market Cremation Market Leader Vaults New Entrant to Market

21 World’s Largest Casket Manufacturer Iconic brand with 100+ years of history Industry leader: volume, revenue, and margin share Superior mix of products Brand of choice for funeral directors’ families Unparalleled Commitment Top-quality product manufacturer Best-in-class service Innovation leader Highly valued business partner Caskets, Cremation Products, Vaults, E-business suite Brands Sample Products Product Lines Batesville Commanding a premium as the industry’s most respected brand

22 Batesville Optimize casket business, capitalize on growth opportunities, improve margin Optimize the Profitable Casket Business Improve Margin Capitalize on Growth Opportunities New Product Development Merchandising/Sales Options cremation products Batesville Interactive ENDURA Burial Vaults Operational excellence Lean manufacturing and distribution Continuous improvement in all business processes

Financial Overview 23

Hillenbrand 2011 results

Net revenue up 18%; Adj. net income up/EPS up 2%; Adj. EBITDA up 9%

- Process Equipment Group grew year-over-year organic revenue by 25% (18% net of fx)
- Completion of Rotex acquisition added one month of sales to already strong PEG results
- Acquisition-related costs affected gross margin, operating expenses, net income, EPS and cash flow
- Collection of the Forethought Note was a primary driver in year-over-year increase in cash flow from operations
- FY11 results exceeded guidance at both revenue and bottom-line performance

FISCAL YEAR ENDED SEPTEMBER 30			
$ IN MILLIONS (except EPS)	2011	2010	2011 Guidance
Net Revenue % Y/Y Growth	$883.4 17.9%	$749.2 15.4%	$855 - $875
Gross Profit (Adjusted)* % of Revenue	$372.7 42.2%	$324.9 43.4%	
Operating Expenses (Adjusted)* % of Revenue	$202.4 22.9%	$159.9 21.3%	
EBITDA (Adjusted)* % of Revenue	$208.4 23.6%	$191.2 25.5%	
Net Income (Adjusted)*	$113.8	$111.6	
EPS (Adjusted)*	$1.84	$1.80	$1.72 - $1.78
Cash Flows from Operations	$189.5	$118.2	

* See appendix for reconciliation between GAAP and adjusted balances for the years ended September 30, 2011 and 2010

©2011 HILLENBRAND 24

Hillenbrand 2011 results Net debt of only $312 million – even after $616 million in acquisitions 25 Stable free cash flow generation boosted by the collection of the Forethought Note. We have maintained our strong balance sheet while using cash and debt to fund acquisitions. Credit Ratings: Moody’s =Baa3 S&P = BBB FY10 includes K-Tron acquisition ($376 m Net Purchase price) FY11 includes Rotex acquisition ($240 m Net Purchase price) - 20 40 60 80 100 120 140 160 180 FY 08 FY 09 FY 10 FY 11 Base Free Cash Flow Forethought Note

Hillenbrand capital deployment Focus is on creating shareholder value 26 Meaningful dividend Annual dividend is $.77 per share, which is equivalent to a 45% payout ratio of 2011 net income. Attractive current dividend yield: 3.7% (12/14/2011) Reinvestment for long-term growth Invest to support organic growth Acquire quality businesses with growth potential in the Process Equipment Group space Acquire new platform Working Capital & Capex Dividends Reinvestment for Long-term Growth

Hillenbrand FY12 guidance We anticipate revenues to reach the $1 billion mark, while bottom line growth is masked by year-to-year non-comparables. 27 (amounts in millions, except per share data) 2012 Guidance Summary 2011 FY 2012 Range Low High Net revenues – percent growth Net revenues - $ $883.4 13% 17% GAAP EPS $1.71 $1.75 $1.85 Adjusted EPS $1.84 $1.82 $1.92 FY11 included $.13 of investment income (Forethought Note and limited partnership income) that won’t repeat in FY12. FY12 includes $.05 of amortization expense related to the Rotex acquisition.

Cash Generation 28 Hillenbrand is an attractive investment opportunity Growth Opportunity Strong Dividend The Process Equipment Group provides significant global growth opportunities and diversification Growth is enhanced by leveraging our core competencies Further acquisitions will provide additional profitable growth and further diversification Both Batesville and the Process Equipment Group are market leaders and proven cash generators Strong balance sheet and stable cash flow support the Hillenbrand growth strategy Meaningful return of cash to shareholders, including an attractive dividend yield Annual dividend increases since HI inception (2008) History and Culture of Execution Proven, results oriented management teams with operational, public company, and acquisition expertise Strong core competencies in lean business Long track record of increasing revenues and carefully managing expenses

Questions? 29

Appendix 30

31 Disclosure regarding non-GAAP measures While we report financial results in accordance with accounting principles generally accepted in the United States (GAAP), we also provide a non-GAAP measure, Earnings Before Interest, Income Tax, Depreciation, and Amortization (EBITDA). We have previously discussed our strategy to prudently acquire selected manufacturing businesses that have a record of success and could benefit from our core competencies to spur faster and more profitable growth. Given that strategy, it is a natural consequence to incur related expenses such as amortization from acquired intangible assets and additional interest expense from debt-funded acquisitions. Accordingly, we use EBITDA, among other measures, to monitor our business performance. While EBITDA is not in accordance with, nor is it a substitute for, a GAAP measure, we believe it enables investors to better understand the ongoing operating performance of the Company. Investors should consider non-GAAP measures in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.

32 Hillenbrand financials FY 2011 & 2010 GAAP net income to adjusted EBITDA reconciliation (amounts in millions, except per share data) Years Ended September 30, 2011 2010 GAAP net income $106.1 $92.3 Interest income (7.4) (13.0) Interest expense 11.0 4.2 Income tax expense 51.7 54.1 Depreciation and amortization 36.1 28.2 EBITDA 197.5 165.8 Antitrust litigation 1.3 5.0 Inventory step-up 2.8 11.6 Business acquisition 6.3 10.5 Sales tax adjustment (0.8) (4.7) Restructuring 1.3 3.0 EBITDA – adjusted $208.4 $191.2

33 Hillenbrand financials FY 2011 & 2010 GAAP net income to adjusted net income reconciliation (amounts in millions, except per share data) Years Ended September 30, 2011 2010 GAAP net income $106.1 $92.3 Antitrust litigation 1.3 5.0 Inventory step-up 2.8 11.6 Backlog step-up 0.8 1.7 Business acquisition costs 6.3 10.5 Sales tax adjustment (0.8) (4.7) Restructuring 1.3 3.0 Income tax on adjustments (4.0) (7.8) Net income – adjusted $113.8 $111.6 EPS – adjusted $1.84 $1.80

34 Hillenbrand financials FY 2011 & 2010 GAAP Balance Sheet (amounts in millions) Years Ended September 30, 2011 2010 Assets Current assets $380.1 $324.4 Other assets 800.6 724.5 Total assets $1,180.7 $1,048.9 Liabilities Current liabilities $136.2 $118.0 Other long-term liabilities 601.4 559.0 Total Liabilities $737.6 $677.0 Shareholders’ Equity Total shareholders’ equity $443.1 $371.9 Total liabilities & shareholders’ equity $1,180.7 $1,048.9

35 Hillenbrand financials FY 2011 & 2010 GAAP cash flow (amounts in millions) Years Ended September 30, 2011 2010 Operating Activities Net income $106.1 $92.3 Depreciation & amortization 36.1 28.2 Interest income on Forethought Note (6.4) (12.0) Forethought Note interest payment 59.7 10.0 Change in working capital (16.4) 16.9 Other, net 10.4 (17.2) Net cash flow from operating activities (A) $189.5 $118.2 Capital expenditures (B) $(21.9) $(16.3) Forethought Note principal repayment 91.5 - Acquisitions of business, net of cash acquired (240.9) (371.5) Proceeds from redemption and ARS and investments 12.4 37.2 Debt activity 28.1 334.2 Dividends (46.9) (46.2) Stock repurchase (3.8) - Other 9.1 7.6 Net change in cash $17.1 $63.2 Free cash flow (A-B) $167.6 $101.9